SUBSEQUENT EVENTS	6 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
10.	Subsequent Events

On January 16, 2017, the Company entered into a non-revolving credit facility agreement (the “Credit Facility”) in the amount of $2.0 million with Mark Smith. The Credit Facility bears an interest rate of 10% and drawdowns from the Credit Facility are subject to a 2.5% establishment fee. Amounts outstanding under the Credit Facility will become due January 16, 2018, and are secured by all of the Company’s assets pursuant to a general security agreement between the Company and Mr. Smith dated June 17, 2015. The Credit Facility contains financial and non-financial covenants customary for a facility of this size and nature. On January 18, 2017, the Company completed a drawdown from the Credit Facility in the amount of $175.

On January 27, 2017, the Company announced a C$2.0 million non-brokered private placement for up to 2,857,143 units of the Company (the “Units”) at a price of C$0.70 per Unit. Each Unit will consist of one Common Share of the Company and one transferable Common Share purchase warrant (a “Warrant”). Each Warrant will exercisable to acquire one additional Common Share of the Company for a period of 36 months at a price of $0.85 per Common Share. On January 30, 2017, the Company announced that due to strong investor demand it has increased the maximum gross proceeds of the Offering to from C$2.0 million to C$2.5 million. Further, the Company has received expressions of interest from certain investment dealers, and has agreed to pay fees in respect of certain subscriptions originated by such investment dealers in each case for services outside of the United States.